SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 15, 2004

Great American Financial Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11632	06-1356481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code	(513) 333-5300

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

        On January 15, 2004, Great American Financial Resources, Inc., a Delaware corporation (“GAFRI”), and its subsidiary, AAG Holding Company, Inc., an Ohio corporation (“AAG Holding”), entered into a Purchase Agreement relating to the sale of $86,250,000 principal amount of 7-1/4% Senior Debentures due 2034 (the “Senior Debentures”) to be issued by AAG Holding and guaranteed by GAFRI under a registration statement on Form S-3 (No. 333-60044). This Current Report on Form 8-K is being filed for the purpose of filing the Purchase Agreement and the supplemental indenture, containing the terms of the Senior Debentures, as exhibits to the Registration Statement.

Item 7.    Financial Statements and Exhibits.

    (c)        Exhibits.

1	Purchase Agreement

4	Form of Supplemental Indenture (including form of Senior Debentures) (filed as Exhibit 4.2 to the Form 8-A Registration Statement filed by AAG Holding and GAFRI on January 21, 2004)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004	GREAT AMERICAN FINANCIAL RESOURCES, INC. BY: /s/Mark F. Muething ——————————————————— Mark F. Muething Executive Vice President, General Counsel and Secretary